EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to my knowledge, the quarterly report on Form 10-QSB (the "Report") of ANTs software inc., a Delaware corporation (the "Company"), for the quarter ended September 30, 2003:

1. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2003          By:        /s/ Francis K. Ruotolo
                                                               Francis K. Ruotolo, Chairman and
                                                               Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company, and will be retained by the Company, and furnished to the Securities and Exchange Commission upon request.